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                                                                    EXHIBIT 10.9


                               AMENDMENT NO. 1 TO
                                PLEDGE AGREEMENT

            This Amendment No. 1 to the Pledge Agreement made as of October 8, 2000 ("Pledge Agreement") between Scott Silk, an individual residing at 30 Partridge Lane, Boxford, MA 01921 ("Pledgor") and ePresence, Inc., a Massachusetts Corporation, with its principal place of business located at 120 Flanders Road, Westboro, MA 01581 ("Pledgee") is effective as of the 26th day of July, 2001. Capitalized Terms used and not otherwise defined herein shall have the respective meaning ascribed to them in the Pledge Agreement.

                                   WITNESSETH:

            WHEREAS, the Pledgor has issued a secured promissory note (the "Note") dated October 8, 2000 in the original principal amount of Twenty-Seven Thousand One Hundred Ten Dollars and Forty Cents ($27,110.40) payable to the Pledgee, pursuant to its terms; and

            WHEREAS, the Note has been replaced by a promissory note dated July 26, 2001 (the "Replacement Note") in the original principal amount of Twenty-Eight Thousand Two Hundred Nineteen Dollars and Forty Eight Cents ($28,219.48) payable to the Pledgee, pursuant to its terms; and

            WHEREAS, the parties desire to amend the Pledge Agreement pursuant to its terms under Section 15.

            NOW THEREFORE, the parties hereto agree and acknowledge that the foregoing recitals are true and correct and to the following:

            1. References to the Note in the Pledge Agreement shall mean the Replacement Note.

            2. The Pledgor hereby confirms that the representations of the Pledgor contained in Section 4 of the Pledge Agreement are true and correct on and as of the date hereof as if made on the date hereof.

            3. Except as specifically amended hereby, all terms and conditions of the Pledge Agreement will continue in full force and effect in accordance with its terms.

            4. This Amendment may be executed in counterparts, each of which shall be deemed to be an original but both of which shall constitute one and the same instrument.

            Executed under seal as of the date first above written:

Pledgor:                                    Pledgee:

/s/ Scott Silk                              /s/ William P. Ferry
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Scott Silk                                  By:
                                            Its: